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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): July 14, 1997
                                                          -------------


                      THORNBURG MORTGAGE ASSET CORPORATION
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             (Exact name of registrant as specified in its charter)

         MARYLAND                      011-11914                 85-0404134
      (State or other                 (Commission             (I.R.S. Employer
       jurisdiction                   File Number)           Identification No.)
     of incorporation)


            119 EAST MARCY STREET
             SANTA FE, NEW MEXICO                                  87501
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (505) 989-1900



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         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

         On July 14, 1997, in connection with the Company's registration statement, No. 333-16799 the ("Registration Statement") that was declared effective by the Securities and Exchange Commission (the "SEC") on December 13, 1996, the Company entered into an underwriting agreement (the "Underwriting Agreement") with PaineWebber Incorporated acting as representative (the "Underwriter"). The Underwriting Agreement provides for the purchase by the Underwriter from the Company, subject to the terms and conditions set forth therein, of an aggregate of 2,100,000 shares of Common Stock. The Company has also agreed to grant to the Underwriters an option to purchase an additional 315,000 shares of Common Stock on the terms and for the purposes set forth therein.

         A form of the Underwriting Agreement has been filed as an exhibit to this report and is incorporated by reference herein. This report, including the Underwriting Agreement filed as an exhibit hereto, is incorporated by reference into the Registration Statement.

ITEM 7(C).  EXHIBITS.

          The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit           Name of Exhibit
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  1.4             Underwriting Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THORNBURG MORTGAGE ASSET CORPORATION

Date: July 14, 1997                         By:  /s/ MICHAEL B. JEFFERS
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                                                     Michael B. Jeffers
                                                     Secretary


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                                  EXHIBIT INDEX

EXHIBIT       NAME OF
NUMBER        EXHIBIT
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  1.4         Underwriting Agreement